Executive Summary

Description of the due diligence performed.
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review. All of these mortgage loans, which were originated by multiple parties, were purchased by an affiliate of FirstKey Mortgage, LLC (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.
The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC did not review all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:
●	“Compliance Review”:	3,141 mortgage loans
●	“Data Integrity Review”:	3,141 mortgage loans
●	“Payment History Review”:	3,419 mortgage loans
●	“Collection Comment Review”:	76 mortgage loans
●	“Tax and Title Review”	2,477 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.
Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 2017
Fitch Ratings, Inc.	U.S. RMBS Seasoned, Re-Performing and Non-Performing Loan Rating Criteria, April 20, 2018
Kroll Bond Rating Agency, Inc.	U.S. RMBS Rating Methodology, July 7, 2016
Moody's Investors Service, Inc.	Moody’s Approach to Rating U.S. Prime RMBS, February 25, 2015
Morningstar Credit Ratings, LLC	U.S. RMBS General Ratings Methodology, January 2017

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The scope of this review and the findings are detailed later in this document.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Not applicable.

(6) Value of collateral securing the assets: review and methodology.
Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of
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limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (3,141 Mortgage Loans)
(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)
any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
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ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.
(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review
AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:
◾	Initial application (1003);
◾	Final application (1003);
◾	Note;
◾	Appraisal;
◾	Sales contract;
◾	Title/Preliminary Title;
◾	Initial TIL;
◾	Final TIL;
◾	Final HUD-1;
◾	Initial and final GFE’s;
◾	Right of Rescission Disclosure;
◾	Mortgage/Deed of Trust;
◾	Mortgage Insurance;
◾	Tangible Net Benefit Disclosure;
◾	FACTA disclosures; and
◾	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Data Integrity Review: AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by time period of transaction.

Payment History Review: AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a look back period for each mortgage loan within the payment history population ranging from 24 to 36 months.

Collection Comment Review: AMC performed a review before acquisition utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

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SAFE ACT Review: For applicable mortgage loans, AMC performed a SAFE ACT review by going to the NMLS site and verifying, if the information is available, if the broker (if applicable) and the originator were licensed at the time of mortgage loan origination. The NMLS site contains limited retroactive license information and may not have such information available for all originators. This review was completed based upon the information that was available and AMC does not represent or warranty as to the completeness or accuracy of information contained on the site.

Title Review
As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post-origination homeowners’ association (“HOA”) liens, the Client has vetted and approved for use a list of states prepared by outside counsel for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

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Summary of findings and conclusions of review
There were 3,141 mortgage loans in the final compliance population reviewed by AMC. After all documents were presented, 2,740 (87.23%) of the mortgage loans had exceptions; however, only 327 (10.41%) of the mortgage loans had exceptions that triggered a “C” or “D” rating under the NRSRO criteria noted above.

COMPLIANCE RESULTS SUMMARY (3,141 Mortgage Loans)
Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which may be raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

Compliance Rating	Loan Count	% of Loans
A	401	12.77%
B	2,413	76.82%
C	30	0.96%
D	297	9.46%
Total	3,141	100.00%

EXCEPTION SUMMARY (3,141 Mortgage Loans)
The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

Exception Type	Exception Level Grade	Exception Category	Open Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	259
		Missing, Incorrect, or Incomplete Note	36
		Incomplete File	36
		Missing, Incorrect, or Incomplete Final TIL	3
		Total Compliance Grade (D) Exceptions:	334
	C	State Defect	40
		State Late Charge	4
		Missing, Incorrect, or Incomplete HUD-1	3
		Missing Required Data (other than HUD-1 or Note)	2
		Total Compliance Grade (C) Exceptions:	49
	B	RESPA	1,658
		Missing Application Date	1,314
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	1,244
		TILA	1,172
		Missing Required Data (other than HUD-1 or Note)	800
		Missing, Incorrect, or Incomplete Final TIL	759
		FACTA	643

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Missing Non-Required Data	512
Missing, Incorrect, or Incomplete GFE	499
LTV Test	412
Misc. State Level	370
State Late Charge	225
State Defect	181
Missing Required Data	132
GSE	35
Missing, Incorrect, or Incomplete Final or Initial 1003	33
Missing Document	11
Missing, Incorrect, or Incomplete Initial TIL	9
TIL-MDIA	4
Compliance	4
Final TIL Estimated	3
State HPML	3
Federal HPML	2
Missing, Incorrect, or Incomplete Note	1
Total Compliance Grade (B) Exceptions:	10,026
Total Compliance Exceptions:	10,409

DATA INTEGRITY REVIEW RESULTS SUMMARY (3,141 Mortgage Loans)
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by the time period of the transaction. The information provided below is based upon the relevant data capture and bid tape elements for a specific transaction, as may be unique for that transaction, within the reviews that occurred to the associated mortgage loans that are included in the securitization population.

The data for LTV, CLTV and DTI was taken directly from various documents in the mortgage loan files and was not recalculated for this review.

Please note that AMC did not track the number of fields that were checked on each mortgage loan for these data integrity elements as the data review was conducted during the acquisition of such assets and varied by transaction. AMC can confirm that not all fields would have been reviewed for all mortgage loans; however, mortgage loans within a similar transaction would have included a consistent data comparison for that transaction.

In total, data variances were found on 3,056 (97.29%) mortgage loans across 36 unique data fields.

Label	Loan Count	% of Loans
Mod Maturity Date	2,360	75.14%
Calculated Amount Due at Maturity	2,326	74.05%
Has Modification?	2,241	71.35%
LTV Valuation Value	535	17.03%
Maturity Date	482	15.35%
Zip	411	13.09%
Mod Date	396	12.61%
First Payment Date	388	12.35%
Contract Sales Price	312	9.93%
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Original CLTV	284	9.04%
Property Type	263	8.37%
Borrower SSN	240	7.64%
Purpose	216	6.88%
Coborrower SSN	166	5.28%
Original LTV	148	4.71%
Note Date	145	4.62%
Original Term	140	4.46%
Original P&I	126	4.01%
Coborrower Full Name	125	3.98%
Mortgage Type	88	2.80%
# of Units	85	2.71%
Borrower Full Name	73	2.32%
Refi Purpose	71	2.26%
Occupancy	59	1.88%
Coborrower First Name	53	1.69%
Street	52	1.66%
Coborrower Last Name	43	1.37%
Original Loan Amount	41	1.31%
City	29	0.92%
Original Interest Rate	23	0.73%
Borrower Last Name	22	0.70%
Appraised Value	20	0.64%
Mod Deferred Balance	12	0.38%
Lien Position	8	0.25%
Borrower First Name	7	0.22%
State	3	0.10%

PAYMENT HISTORY REVIEW SUMMARY (3,419 Mortgage Loans)
A Payment History Review was completed on 3,419 mortgage loans of which 2,719 had complete pay history strings (79.53%) and 700 mortgage loans (20.47%) had incomplete pay history strings. Of these mortgage loans, 2,084 mortgage loans (60.95%) had no delinquencies during the lookback period and no missing pay history data. The remaining 1,335 mortgage loans (39.05%) showed evidence of one or more delinquencies during the lookback period or were missing pay history data.

Delinquency During Lookback	Loan Count	% of Loans
Delinquency, At Least One Missing Month	158	4.62%
Delinquency, No Missing Data	635	18.57%
No Delinquency, At Least One Missing Month	542	15.85%
No Delinquency, No Missing Data	2,084	60.95%
Total	3,419	100.00%
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Lookback Period (months)	Loan Count	% of Loans
24	592	17.32%
36	2,827	82.69%
Total	3,419	100.00%

COLLECTION COMMENT REVIEW SUMMARY (76 Mortgage Loans)
Of the mortgage loans subject to the collection comment review, 80.26% triggered an EV2 exception level and 19.74% triggered an EV3 exception level. Some loans may have carried more than one (1) EV3 exception.

Servicing Review Grade	Loan Count	% of Loans
1	0	0.00%
2	61	80.26%
3	15	19.74%
Total	76	100.00%

EV3 Exception	Loan Count	% of Loans
Loan is in Foreclosure	15	19.74%
Total	15

TAX AND TITLE REVIEW SUMMARY (2,477 Mortgage Loans)

AMC Diligence, LLC Review
As part of the due diligence services, the Client provided AMC with identifying data on 2,477 mortgage loans. There were 37 mortgage loans that were determined to have critical findings based on the scope of reviews set forth herein.  Of these mortgage loans, 34 mortgage loans had a senior lien encumbrance recorded after the recordation of the subject mortgage and could not be mitigated by reviewing Schedule B of the related title policy.  1 of these mortgage loans did not have sufficient evidence of title to review Schedule B.  The remaining 2 mortgage loans had a senior lien encumbrance recorded before the recordation of the subject mortgage for which the related title policy did not cite the encumbrance on Schedule B.  AMC determined from a review of the current owner’s title search there were no critical exceptions on the remaining 2,440 mortgage loans.

ADDITIONAL SUMMARY (3,141 Mortgage Loans)
Some % of Loans may not add to 100% due to rounding

Amortization Type	Loan Count	% of Loans
Fixed	2,669	84.97%
Adjustable	452	14.39%
Unknown	20	0.64%
Total	3,141	100.00%

Lien Position	Loan Count	% of Loans
1	6	0.19%
2	3,126	99.52%
Unknown	9	0.29%
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Total	3,141	100.00%

Loan Purpose	Loan Count	% of Loans
Cash Out: Debt Consolidation	942	29.99%
Cash Out: Home Improvement/Renovation	34	1.08%
Cash Out: Other/Multi-purpose/Unknown Purpose	914	29.10%
Limited Cash-Out	7	0.22%
Purchase	922	29.35%
Rate/Term Refinance	215	6.84%
Construction to Permanent	3	0.10%
Unavailable	104	3.31%
Total	3,141	100.00%

Original Term	Loan Count	% of Loans
0-120 Months	17	0.54%
121-180 Months	1,076	34.26%
181-240 Months	124	3.95%
241-360 Months	1,901	60.52%
Unknown	23	0.73%
Total	3,141	100.00%

Property Type	Loan Count	% of Loans
Single Family Detached	2,268	72.21%
PUD	369	11.75%
Condo (Low Rise)	191	6.08%
UTD	139	4.43%
2 Family	89	2.83%
PUD Attached	22	0.70%
Single Family Attached	22	0.70%
3 Family	11	0.35%
Condo (High Rise)	9	0.29%
Condo (Mid Rise)	9	0.29%
Townhouse	9	0.29%
4 Family	1	0.03%
De minimis PUD	1	0.03%
Manufactured Housing	1	0.03%
Total	3,141	100.00%

Occupancy	Loan Count	% of Loans
Primary	3,083	98.15%
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Investment	8	0.25%
Second Home	11	0.35%
Unknown	39	1.24%
Total	3,141	100.00%

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